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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 000-20729 of Printware, Inc. on Form S-8 of our report dated February 1,
2001 appearing in this Annual Report on Form 10-KSB of Printware, Inc. for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP
________________________

Minneapolis, Minnesota
March 29, 2001